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Supplement to the Prospectus, Summary Prospectus and Statement of Additional Information
each dated March 1, 2025

Harbor Convertible Securities Fund
February 19, 2026
Harbor Funds’ Board of Trustees has approved a name change for the Harbor Convertible Securities Fund (the “Fund”). Effective March 1, 2026, the Fund is renamed Harbor Ares Systematic Convertible Securities Fund.
Additionally, BlueCove Limited, the Fund’s subadvisor, has changed its name to Ares Systematic Credit Limited. Ares Systematic Credit Limited is a wholly owned subsidiary of Ares Management Corporation. Effective immediately, all references to BlueCove Limited are replaced with Ares Systematic Credit Limited throughout the Prospectus, Statement of Additional Information and the Fund’s Summary Prospectus.
Investors Should Retain This Supplement For Future Reference
S0226.P.SP.SAI.HACSX